Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2023	Dec. 31, 2022
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

13. SUBSEQUENT EVENTS

The Company has evaluated subsequent events through November 20, 2023, which is the date the financial statements were issued.

On October 6, 2023, the Company’s Board of Directors decided that its subsidiary, 60P Australia Pty Ltd., will not re-submit its investigational new drug (“IND”) application for ACLR8-LR, a Phase IIB study of tafenoquine compared to placebo in patients with mild to moderate COVID-19 disease and low risk of disease progression. The decision was in response to recent comments received from the U.S. Food and Drug Administration (“FDA”). As a result, the Company expects a return of the deposited funds from the contract research organization engaged for the suspended trial of approximately $820,000, of which $419,755 was received on November 9, 2023.

The Company decided it will instead prepare to conduct a Phase IIA study of tafenoquine in hospitalized babesiosis patients. On November 1, 2023, the Company submitted a request for a Type C meeting with FDA under its malaria IND 129656. That meeting is scheduled for January 15, 2024.

On November 2, 2023, the Company received a letter from The Nasdaq Capital Market stating that for the 30 consecutive business days ending on November 1, 2023, the Company’s common stock had not maintained the minimum closing bid price of $1.00 per share required for continued listing on The Nasdaq Capital Market. The Company was provided an initial period of 180 calendar days, or until April 30, 2024, to regain compliance. If the Company cannot regain compliance during the compliance period or any subsequently granted compliance period, the common stock and warrants of the Company may be subject to delisting.

There have been no other events or transactions during this time which would have a material effect on these financial statements.

12. SUBSEQUENT EVENTS

The Company has evaluated subsequent events through April 3, 2023, which is the date the financial statements were issued.

On January 1, 2023 the Company lowered the wholesale acquisition cost [WAC] price of a box of Arakoda™ [16 x 100 mg tablets] from $285 to $235 per box, to better align the cost of utilizing Arakoda™ for malaria prophylaxis with competing products including atovaquone-proguanil.

On January 9, 2023, and in two subsequent amendments, the Company and Knight Therapeutics agreed to extinguish Knight’s debt in the event of an IPO. Key points of this agreement are as follows:

●	The Parties agreed to fix Knight’s cumulative debt to the value as it stood on March 31, 2022, which consisted of $10,770,037 in principal and $8,096,486 in accumulated interest should the Company execute an IPO that results in gross proceeds of at least $7,000,000 prior to December 31, 2023. Should an IPO not occur by January 1, 2024 then all terms of the original loans would resume including any interest earned after March 31, 2022. From April 1, 2022 through December 31, 2022 the Company has recorded $2,009,133 in accumulated Interest that would be subject to reversal should the IPO be successfully executed.

●	The Parties agreed to convert the Principal Amount into (i) that number of shares of Common Stock equal to dividing the Principal Amount by an amount equal to the offering price of the Common Stock in the IPO discounted by 15% (the “Conversion Common Shares”), rounding up for fractional shares, in a number of Conversion Shares up to 19.9% of the Company’s outstanding Common Stock after giving effect of the IPO; (ii) the Company will make a milestone payment of $10 million to Knight if, after the date of a Qualifying IPO, the Company sells Arakoda™ or if a Change of Control (as per the definition included in the original loan agreement dated on December 10, 2015) occurs, provided that the purchaser of Arakoda™ or individual or entity gaining control of the Borrower is not the Lender or an affiliate of the Lender; (iii) following the License and Supply agreement dated on December 10, 2015 and subsequently amended on January 21, 2019, an expansion of existing distribution rights to tafenoquine/Arakoda™ to include COVID-19 indications as well as malaria prevention across the Territory as defined in said documents, subject to US Army approval; and (iv) Company will retain Lender or an affiliate to provide financial consulting services, management, strategic and/or regulatory advice of value $30,000 per month for five years (the parties will negotiate the terms of that consulting agreement separately in good faith).

●	The Parties agreed to convert the accrued interest into that number of shares (the “Conversion Preferred Shares” and, together with the Conversion Common Shares, the “Conversion Shares”) of a new class of preferred stock (the “Preferred Stock”) by dividing the Accrued Interest by [$100.00], then rounding up (resulting in the issuance of 80,965 preferred shares at the IPO). The Preferred Stock shall have the following rights, preferences, and designations: (i) have a 6% [cumulative] dividend accumulated annually on March 31; (ii) shall be non-voting stock; (iii) are not redeemable, (iv) be convertible to shares of Common Stock at a price equal to the lower of (1) the price paid for the shares of Common Stock in the IPO and (2) the 10 day volume weighted average share price immediately prior to conversion; and (v) conversion of the preferred stock to common shares will be at the sole discretion of the Company. Notwithstanding the foregoing, the Company shall not convert the Preferred Stock into shares of Common Stock if as a result of such conversion Lender will own 19.9% or more of the Company’s outstanding Common Stock.

●	In addition to the conversion of the Debt, for a period commencing on January 1, 2022 and ending upon the earlier of 10 years after the Closing or the conversion or redemption in full of the Conversion Preferred Shares, Company shall pay Lender a royalty equal to 3.5% of the Company’s net sales (the “Royalty”), where “Net Sales” has the same meaning as in the Company’s license agreement with the U.S. Army for tafenoquine. Upon success of the Qualified IPO, the Company shall calculate the royalty payable to Knight Therapeutics International S.A. (“Knight”) at the end of each calendar quarter. The Company shall pay to Knight the royalty amounts due with respect to a given calendar quarter within fifteen (15) Business Days after the end of such calendar quarter. Each payment of royalties due to Knight shall be accompanied by a statement specifying the total gross sales, the net sales and the deductions taken to arrive to net sales. For clarification purposes, the first royalty payment will be performed following the above instructions, on the first calendar quarter in which the Qualified IPO takes place and will cover the sales of the period from January 1, 2022 until the end of said calendar quarter.

On January 12, 2023 Geoff Dow signed an updated employment agreement as Chief Executive Officer with a two-year agreement subject to automatic annual renewals unless either party provides notice within 90 days of expiration. Notable provisions are as follows:

●	Annual salary will be $228,000 per year with a cash bonus of up to 25% of base pay should performance goals be met.

●	Upon the Company becoming public, Geoff Dow will be awarded 300,000 options which will vest at the end of each quarter over five years. The exercise price will be the closing price of the stock on the day of the IPO.

●	The Executive will be awarded a two times base salary cash bonus if in a change of control transaction, the Company’s share price is two times the closing price on the day of the IPO.

On January 12, 2023 Tyrone Miller signed an updated employment agreement as Chief Financial Officer with a two-year agreement subject to automatic annual renewals unless either party provides notice within 90 days of expiration. Notable provisions are as follows:

●	Annual salary will be $204,000 per year with a cash bonus of up to 25% of base pay should performance goals be met.

●	Annual salary will be $204,000 per year with a cash bonus of up to 25% of base pay should performance goals be met.

●	Upon the Company becoming public, Tyrone Miller will be awarded 240,000 options which will vest at the end of each quarter over five years. The exercise price will be the closing price of the stock on the day of the IPO.

●	The Executive will be awarded a two times base salary cash bonus if in a change of control transaction, the Company’s share price is two times the closing price on the day of the IPO.

The Company must meet a NASDAQ listing requirement of a minimum public float of $15 million. As of December 31, 2022, the value of the Company’s potentially freely tradable shares was $1,715,246 representing 165,938 shares of value $829,690 owned by Douglas Loock, and an obligation to the three interim investors (Bigger, Calvary and Walleye) to issue common shares of value $885,556 at the IPO. Subsequently the Company issued common shares in exchange for services to the following organizations in the indicated amounts: Carmel, Milazzo & Feil LLP (100,000 shares), Florida State University Research Foundation (405,000 shares), Trevally LLC (120,000 shares), ENA Healthcare Communications LLC (8,500 shares), 4C Pharma Solutions LLC (54,000 shares), Hybrid Financial Inc. (65,000 shares), Method Health Communications LLC (20,000 shares), Kentucky Technology Inc. (525,000 shares), Ludlow Business Services Inc. (37,500 shares), and Delve Innovation Pty Ltd (13,000 shares). We also issued 30,000 shares of our common shares to Elliot Berman in exchange for services provided by Berman Accounting & Advisory P.A. Additionally, the Company issued Latham BioPharm Group LLC 65,000 common shares in exchange for extinguishment of $98,900 in deferred compensation that would otherwise have been payable in the event of an IPO.

On January 16, 2023 the Company and their Australian distributor agreed to settle historical profit share through September 30, 2022 for $24,381 (AUD$35,000) through the issuance of a onetime pandemic credit of $18,637 (AUD$26,640). On March 3, 2023, the Company’s Board, with the consent of Geoffrey S. Dow decided to cancel 18,217 common shares issued to the Geoffrey S. Dow Revocable Trust and, with the consent of Tyrone Miller, decided to cancel 2,783 shares issued to Tyrone Miller.

On January 21, 2023, the Company’s Board, with the consent of Geoffrey S. Dow decided to cancel 1,240,682 common shares issued to the Geoffrey S. Dow Revocable Trust and, with the consent of Tyrone Miller, decided to cancel 189,318 shares issued to Tyrone Miller.

On March 1, 2023, the Company signed an investment relations consulting agreement with Red Chip. This Agreement obligates the Company to issue Red Chip $40,000 of Rule 144 stock, based on the 30-day average of the publicly traded common shares after the IPO. All shares are deemed earned immediately upon signing, acceptance, and execution of this Agreement.

In March 2023, the Company received $200,000 in paid-in capital from the Geoffrey S. Dow Revocable Trust. As of the day of finalization of these statements, the Board had not made a decision regarding the capitalization of the aforementioned paid-in capital.

There have been no other events or transactions during this time which would have a material effect on these financial statements.